SOFTWARE LICENSE AND SERVICES AGREEMENT

DoD-WIDE ENTERPRISE LICENSE
FOR AN AUTOMATED
SECURE CONFIGURATION REMEDIATION INITIATIVE (SCRI) TOOL

This Software License and Services Agreement (“Agreement”) is effective September 24, 2004 and entered into by and between DigitalNet Government Solutions, LLC (“DigitalNet” or “Licensee”), a Delaware limited liability company with its principal offices at 2525 Network Place, Herndon, Virginia 20171, and Citadel Security Software Inc., (“Citadel” or “Licensor”), a Delaware corporation with its principal offices at 8750 North Central Expressway, Suite 100, Dallas, Texas 75231.

1.0	INTRODUCTION

1.1       WHEREAS, DigitalNet is currently obligated to provide information assurance services to the Defense Information Systems Agency (the “Government”) under Prime Contract No. DCA200-00-D-5021, Delivery Order No. 0025, entitled “DOD-wide Enterprise License for an Automated Secure Configuration Remediation Initiative (SCRI) Tool” (the “Prime Contract”) in accordance with the Statement of Work and clarifications thereof which are attached as Exhibits A and B hereto; and

1.2       WHEREAS, in order to perform the Prime Contract in accordance with its terms, DigitalNet desires to obtain an enterprise perpetual use-license, and subsequently convey a sublicense with the same rights to the Government, to use the proprietary SCRI software toolset owned by Citadel, herein defined as the Hercules automated vulnerability remediation (AVM) tool (the “Licensed Software”), and acquire certain training and technical support services for specific performance of the Prime Contract; and

1.3       WHEREAS, Citadel desires to issue the enterprise perpetual use-license to DigitalNet with the intent that a subsequent sublicense will be issued to the Government on a Department of Defense (DoD)-wide enterprise basis in accordance with the terms and conditions of this Agreement. “DoD-wide Enterprise Basis” means Department of Defense (DoD) Combatant Commands, DoD Intelligence Community (non-Title 50) elements, Military Departments, DoD Agencies, Coast Guard, National Guard, and the Reserves, hereinafter referred to as the “ENTERPRISE.” All “ENTERPRISE” owned and leased computers and networks are covered under this Agreement, regardless of the persons operating the computer systems.

1.4       NOW THEREFORE, the Parties hereto agree as follows:

2.0	LICENSE GRANT

2.1       Grant of Rights.

(a)   Citadel hereby grants DigitalNet (including DigitalNet’s affiliates, as hereafter defined) a perpetual non-transferable (except as specified in Section 2.5), and non-exclusive Enterprise License to distribute, copy, and use the Hercules computer programs (including third party software contained therein, if any) in object code format only, optional features, if any, and any related materials (collectively, the “Licensed Software”) for the sole purpose of and use on a Department of Defense (DoD)-wide enterprise basis under Prime Contract No. DCA200-00-D-5021, Delivery Order No. 0025, except in the event of termination under Section 9.0 herein. “DoD-wide Enterprise Basis” means Department of Defense (DoD) Combatant Commands, DoD Intelligence Community (non-Title 50) elements, Military Departments, DoD Agencies, Coast Guard, National Guard, and the Reserves, hereinafter referred to as the “ENTERPRISE.” All “ENTERPRISE” owned and leased computers and networks are covered under this Agreement, regardless of the persons operating the computer systems.

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(b)   If annual Technical Support is not purchased in accordance with Section 8.2 herein, DigitalNet and the Government (Enterprise) will remain entitled to use the Licensed Software in perpetuity, but will not receive the benefit of any updates and/or upgrades or technical support to the Licensed Software during the lapsed period of technical support.

(c)   Citadel shall comply with Exhibit A, 6.2.1, Subtask 1 concerning National Information Assurance Partnership (NIAP) Certification requirements.

2.2       Definition of Licensed Software. This Agreement applies to, and the definition of Licensed Software means, all program code, intellectual property rights, the published technical specifications for the use and operation of the Licensed Software (“Documentation”), and any subsequent enhancements, versions or releases of the Licensed Software delivered to DigitalNet and/or the Government.

2.3       Affiliates. “Affiliates” of DigitalNet means entities directly or indirectly controlling or controlled by, or under direct or indirect common control with, DigitalNet; and “control” means the power, directly or indirectly, to direct, or cause the direction of, the management and policies of such entities through the ownership of voting securities, by contract or otherwise.

2.4       Proprietary Rights. The Licensed Software is licensed, not sold. Title to the Licensed Software remains with Citadel. Title to any third party software used by the Licensed Software remains with the third party. Except as expressly provided in this Agreement, Citadel and/or its suppliers retain any and all right, title and interest in and to the Licensed Software. This Agreement grants no additional express or implied license, right or interest in any copyright, patent, trade secret, trademark, invention or other intellectual property right of Citadel or its suppliers. DigitalNet and the Government receive no rights to and will not distribute, sublicense, sell, assign (except as provided in Sections 2.5 and 2.6), lease, market, transfer, encumber or suffer to exist any lien or security interest on the Licensed Software, nor will DigitalNet or the Government take any action that would cause the Licensed Software to be placed in the public domain. DigitalNet and the Government will not (a) modify or create any derivative works of the Citadel Software, including customization, translation or localization; or (b) decompile, disassemble, reverse engineer, or otherwise attempt to derive the source code for the Citadel Software. DigitalNet and the Government will not remove, or allow to be removed, any Citadel copyright, trade secret or other proprietary rights notice from the Licensed Software. DigitalNet and the Government will not make any warranties with respect to the Licensed Software beyond those made to DigitalNet and the Government by Citadel under this Agreement. Citadel and its suppliers reserve all rights not specifically granted under this Agreement.

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2.5       Assignment. DigitalNet shall not assign, delegate, or otherwise transfer this Agreement or any of its rights and obligations hereunder to any entity unaffiliated with DigitalNet without Citadel’s prior written consent, except that Citadel hereby grants DigitalNet, as the Prime Contractor, the right to transfer use of the Licensed Software to the Government on a restricted rights basis in accordance with FAR 52.227-19, Commercial Computer Software-Restricted Rights (provided in full text below), for the purpose of specific performance under Prime Contract No. DCA200-00-D-5021, Delivery Order No. 0025.

2.6       Government Restricted Rights.

52.227-19 Commercial Computer Software-Restricted Rights

As prescribed in 27.409(k), insert the following clause:

Commercial Computer Software-Restricted Rights (June 1987)

(a)   As used in this clause, "restricted computer software" means any computer program, computer data base, or documentation thereof, that has been developed at private expense and either is a trade secret, is commercial or financial and confidential or privileged, or is published and copyrighted.

(b)   Notwithstanding any provisions to the contrary contained in any Contractor's standard commercial license or lease agreement pertaining to any restricted computer software delivered under this purchase order/contract, and irrespective of whether any such agreement has been proposed prior to or after issuance of this purchase order/contract or of the fact that such agreement may be affixed to or accompany the restricted computer software upon delivery, vendor agrees that the Government shall have the rights that are set forth in paragraph (c) of this clause to use, duplicate or disclose any restricted computer software delivered under this purchase order/contract. The terms and provisions of this contract, including any commercial lease or license agreement, shall be subject to paragraph (c) of this clause and shall comply with Federal laws and the Federal Acquisition Regulation.

(c)  (1)   The restricted computer software delivered under this contract may not be used, reproduced or disclosed by the Government except as provided in paragraph (c)(2) of this clause or as expressly stated otherwise in this contract.
(2)   The restricted computer software may be-
(i)   Used or copied for use in or with the computer or computers for which it was acquired, including use at any Government installation to which such computer or computers may be transferred;
(ii)   Used or copied for use in or with backup computer if any computer for which it was acquired is inoperative;
(iii)   Reproduced for safekeeping (archives) or backup purposes;
(iv)   Modified, adapted, or combined with other computer software, provided that the modified, combined, or adapted portions of the derivative software incorporating any of the delivered, restricted computer software shall be subject to same restrictions set forth in this purchase order/contract;
(v)   Disclosed to and reproduced for use by support service Contractors or their subcontractors, subject to the same restrictions set forth in this purchase order/contract; and

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(vi)   Used or copied for use in or transferred to a replacement computer.
(3)   If the restricted computer software delivered under this purchase order/contract is published and copyrighted, it is licensed to the Government, without disclosure prohibitions, with the rights set forth in paragraph (c)(2) of this clause unless expressly stated otherwise in this purchase order/contract.
(4)   To the extent feasible the Contractor shall affix a Notice substantially as follows to any restricted computer software delivered under this purchase order/contract; or, if the vendor does not, the Government has the right to do so:

Notice-Notwithstanding any other lease or license agreement that may pertain to, or accompany the delivery of, this computer software, the rights of the Government regarding its use, reproduction and disclosure are as set forth in Government Contract (or Purchase Order) No. DCA200-00-D-5021.

(d)   If any restricted computer software is delivered under this contract with the copyright notice of 17 U.S.C. 401, it will be presumed to be published and copyrighted and licensed to the Government in accordance with paragraph (c)(3) of this clause, unless a statement substantially as follows accompanies such copyright notice:

Unpublished-rights reserved under the copyright laws of the United States.

(End of clause)

2.7       Consideration. In consideration of the grant of license to DigitalNet to use the Licensed Software and subsequently transfer the same to the Government, DigitalNet agrees to pay Citadel the Enterprise License fee listed in Section 4.0, subject to the terms and conditions of this Agreement.

3.0       TERM OF THIS AGREEMENT

3.1       Initial Term. The initial term of this Agreement shall be from September 24, 2004 through September 23, 2005.

3.2       Option Terms. In the event the Government exercises its option to purchase Technical Support Services beyond the initial term of the Prime Contract and this Agreement, DigitalNet shall extend the term of this Agreement for the periods cited below:

•	Option Year 1: September 24, 2005 through September 23, 2006
•	Option Year 2: September 24, 2006 through September 23, 2007
•	Option Year 3: September 24, 2007 through September 23, 2008
•	Option Year 4: September 24, 2008 through September 23, 2009

3.3       Renewal Notice. DigitalNet shall provide written notice of its intent to renew upon the Government’s notice, but no later than fifteen (15) days prior to the expiration of the then current term of this Agreement. If DigitalNet exercises any/all options, Citadel shall abide by the terms and conditions outlined herein.

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4.0       FEES

4.1       Initial Term

License Fees
•	Enterprise License: Hercules AVM Tool
	(Exh A, 6.1.8, Subtask 8)	$[****]

Service Fees
•	Virtual On-Demand Training for SCRI Tool
	(Exh A, 6.4.1, Subtask 1)	$[****]
•	Classroom Training Support
(Exh A, 6.4.2, Subtask 2)
	20 Classes CONUS	$[****]
	5 Classes Pacific	$[****]
	5 Classes Europe	$[****]
	5 Classes Southwest Asia	$[****]
	Hands-on Training Environment	$[****]
	Course Material	$[****]
	Travel	$[****]
•	Support for SCRI Tool During 120-Day Rapid
	Deployment Plan (Exh A, 6.4.4, Subtask 5)	$[****]
•	Contractor Training Options
(Exh A, 6.4.5, Subtask 6)
	Option 1: CONUS 50 Seats	$[****]
	Option 1: OCONUS 75 Seats	$[****]
	Option 2: CONUS 65 Seats	$[****]
	Option 2: OCONUS 60 Seats	$[****]

4.2	Option Year 1
•	Technical Support (Exh A, 6.4.3, Subtask 4)	$[****]

4.3	Option Year 2
•	Technical Support (Exh A, 6.4.3, Subtask 4)	$[****]

4.4	Option Year 3
•	Technical Support (Exh A, 6.4.3, Subtask 4)	$[****]

4.5	Option Year 4
•	Technical Support (Exh A, 6.4.3, Subtask 4)	$[****]

T&M means “Time-and-Materials”
NTE means “Not-to-Exceed”
FFP means “Firm Fixed Price”

5.0       PAYMENT TERMS

Initial Term:

5.1       Enterprise License Fee. Citadel may invoice DigitalNet the Enterprise License fee of $[****] upon delivery of the Licensed Software and documentation to DigitalNet and/or the Government. DigitalNet agrees to pay Citadel within forty five (45) days from DigitalNet’s receipt of Citadel’s invoice for the Enterprise License fee.

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5.2       Virtual On-Demand Training for SCRI Tool. Citadel may invoice DigitalNet a firm fixed price of $[****] upon Government acceptance of deliverables called out in Exhibit A, 6.4.1, Subtask 1. DigitalNet agrees to pay Citadel within thirty (30) days of receipt of Citadel’s invoice.

5.3       Classroom Training Support. Citadel may invoice DigitalNet the following amounts upon Government acceptance of deliverables called out in Exhibit A, 6.4.2, Subtask 2 on a not-to-exceed time-and-materials and/or firm fixed price basis. DigitalNet agrees to pay Citadel within thirty (30) days of receipt of Citadel’s invoice.

(a)	20 Classes/CONUS @ $[****]/hr	$[****]
(b)	5 Classes/Pacific @ $[****]/hr	$[****]
(c)	5 Classes/Europe @ $[****]/hr	$[****]
(d)	5 Classes/Southwest Asia @ $[****]/hr	$[****]
(e)	Hands-on Training Environment	$[****]
(f)	Course Materials	$[****]
(g)	Travel Expenses	$[****]

5.4       Support for SCRI Tool During 120-Day Rapid Deployment. Citadel may invoice DigitalNet a firm fixed price of $[****] at the conclusion of the 60-day rapid deployment period called out in Exhibit A, 6.4.4, Subtask 5. DigitalNet agrees to pay Citadel within thirty (30) days of receipt of Citadel’s invoice.

5.5       Contractor Training Options. Citadel may invoice DigitalNet the following amounts on a firm fixed price basis after Government acceptance of deliverables called out in Exhibit A, 6.4.5, Subtask 6. DigitalNet agrees to pay Citadel within thirty (30) days of receipt of Citadel’s invoice.

(a)	1: CONUS 50 Seats @ $[****]/Seat	$[****]
(b)	1: OCONUS 75 Seats @ $[****]/Seat	$[****]
(c)	2: CONUS 56 Seats @ $[****]/Seat	$[****]
(d)	2: OCONUS 60 Seats @ $[****]/Seat	$[****]

Option Terms:

5.6       Technical Support for SCRI Tool. Upon DigitalNet’s written notice of intent to renew annual Technical Support services, Citadel may invoice DigitalNet for the applicable firm fixed price annual support fee per Exhibit A, 6.4.3, Subtask 4. DigitalNet agrees to pay Citadel within thirty (30) days of receipt of Citadel’s invoice.

(a)	Option Year 1	$[****]
(b)	Option year 2	$[****]
(c)	Option Year 3	$[****]
(d)	Option year 4	$[****]

5.7          Bill to address:

DigitalNet
2525 Network Place
Herndon, VA 20171
Attention: Accounts Payable

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5.8          Ship to addresses:

(a)	DigitalNet for Prime Contract No. DCA200-00-D-5021, Delivery Order No. 0025
2525 Network Place
Herndon, VA 20171
Attention: Sandeep Kaul

(b)	DISA Field Security Operations
Letterkenny Army Depot
1 Overcash Drive
Building # 1
Chambersburg, PA 17201

5.9           Shipping point:

FOB Origin.

6.0          SOFTWARE ESCROW

6.1       Within ninety (90) days from the effective date of this Agreement, the parties hereto agree to enter into a Software Escrow Agreement providing for Citadel to place the Licensed Software logic, programs and source code and other code and scripts (the "Escrowed Materials") into escrow with DSI Technology Escrow Services, or other such escrow agent mutually acceptable to DigitalNet and Citadel, to provide DigitalNet and the Government access to and use of the code under circumstances to be stated therein. All expenses of the escrow will be paid by DigitalNet. The Escrowed Materials shall be accurate and complete and shall delineate and explain the structure, organization, sequencing, and operation of the Licensed Software in sufficient detail to permit a reasonably skilled programmer to maintain, modify, and enhance the Licensed Software; subject to periodic review for sufficiency by a third party reasonably acceptable to both parties; and shall be seasonably updated as changes or additions are made to the Licensed Software. Request for delivery of the Deposit Materials may occur due to the occurrence of the following:

(a) the dissolution, liquidation or winding up of Citadel, via bankruptcy or otherwise, or the authorization by the Board of Directors of Citadel to dissolve, liquidate or wind-up the business and affairs of Citadel, or

(b) if Citadel is acquired or merged with another Company and the new entity does not accept this agreement, or

(c) if Citadel elects to discontinue support of the Licensed Software or otherwise fails to meet its warranty obligations (Sections 7.3, 7.4, and 7.5) or Technical Support obligations (Sections 8.1 and 8.2) with respect thereto.

6.2       In any event, upon receipt of the escrowed Licensed Software, DigitalNet or the Government may only use the Escrowed Materials to maintain, modify and enhance the Licensed Software. The maintained, modified or enhanced Licensed Software may only be used in accordance with this Agreement.

7.0          WARRANTIES

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7.1       Citadel warrants to DigitalNet that it has clear and exclusive title to the Licensed Software. Citadel further warrants to DigitalNet that it has all necessary rights, power and authority to enter into this Agreement and to grant the rights granted under this Agreement. All applicable rights to copyrights, trade secrets, patents and trademarks in the Licensed Software or any modifications or enhancements made by Citadel shall remain with Citadel. The Licensed Software is protected by copyright and other intellectual property laws and by international treaties.

7.2       Citadel warrants that the Licensed Software as delivered to DigitalNet and/or the Government does not contain any deactivating mechanisms or is not contaminated by harmful computer programming code.

7.3       Citadel warrants that the Licensed Software, in its unmodified form, as initially delivered to DigitalNet and/or the Government, will perform substantially in accordance with furnished Documentation and meet the general performance requirements and objectives for the Licensed Software outlined in Exhibit A hereto. Such warranty shall be in effect for a period of ninety (90) days from the date of delivery of the Licensed Software to DigitalNet and/or the Government (the “Warranty Period”). The Licensed Software media shall be free of defects in materials and workmanship.

7.4       In the event the Licensed Software fails in a material respect to operate in accordance with the Documentation, or meet the general performance requirements and objectives outlined in Exhibit A during the Warranty Period, Citadel agrees to use reasonable commercial efforts to promptly correct any such material defect or deficiency at its own expense. “Material Defect” means defects or deficiencies in the Licensed Software which materially affect an end user’s ability to operate the Licensed Software in accordance with the Documentation, or to meet the stated contractual performance requirements in Exhibit A hereto.

7.5       All warranty claims not made in writing and received by Citadel within such period shall be deemed waived. DigitalNet shall have no authority to extend such warranty to any third party except as provided herein. Citadel’s obligation and liability, and Licensee’s remedy, with respect to any breach of the foregoing warranty shall be for Citadel at Citadel’s option: (a) to bring the performance of the Licensed Software into substantial compliance with its Documentation; or (b) by mutual agreement, DigitalNet may take possession of the Escrowed Materials in accordance with Section 6.0, such possession shall be limited to completing corrections to the identified defects and deficiencies only. Upon completion of such corrections, the Escrowed materials shall be returned to escrow and Citadel shall retain all ownership rights in the Licensed Software. The costs and expenses, if any, incurred by DigitalNet to correct material defects and deficiencies in the Licensed Software shall be charged to Citadel’s account under this Agreement, or at (c) Citadel’s sole option to return any payment received by Citadel with respect to the applicable Licensed Software.

7.6       In the event DigitalNet elects to take possession of the Escrowed Materials in accordance with Section 6.0, such possession shall be limited to completing corrections to the identified defects and deficiencies only. Upon completion of such corrections, the Escrowed materials shall be returned to escrow and Citadel shall retain all ownership rights in the Licensed Software. The costs and expenses, if any, incurred by DigitalNet to correct material defects and deficiencies in the Licensed Software shall be charged to Citadel’s account under this Agreement.

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7.7       Disclaimer. EXCEPT AS OTHERWISE PROVIDED HEREIN, THE LICENSED SOFTWARE AND THE ACCOMPANYING WRITTEN DOCUMENTATION ARE PROVIDED "AS IS" WITHOUT EXPRESS OR IMPLIED WARRANTY OF ANY KIND. CITADEL FURTHER DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Citadel DOES NOT WARRANT THAT THE SOFTWARE WILL BE ERROR FREE OR WILL OPERATE WITHOUT INTERRUPTION OR THAT THE SOFTWARE DOES NOT INFRINGE ANY COPOYRIGHT, PATENT, ETC. OF ANY THIRD PARTY. THE ENTIRE RISK ARISING OUT OF THE USE OR PERFORMANCE OF THE SOFTWARE AND ACCOMPANYING WRITTEN MATERIALS REMAINS WITH THE USER. IT IS THE USER’S RESPONSIBILITY TO TAKE ALL APPROPRIATE FAIL-SAFE, ENCRYPTION, BACK UP AND OTHER MEASURES TO ENSURE THE SAFE USE OF THE LICENSED SOFTWARE.

8.0         MAINTENANCE, UPDATES AND UPGRADES

8.1       Warranty Maintenance and Technical Support. Payment of the Enterprise License fee in accordance with this Agreement entitles DigitalNet and the Government to receive warranty support (for first 90 days) and technical services which shall include all bug fixes, updates/releases and upgrades to the Licensed Software during the initial one (1) year term of this Agreement (the “Initial Maintenance Term”) at no additional charge to DigitalNet. Without limitation, maintenance and technical support entitles DigitalNet and the Government to:

(a)   telephone support from Citadel’s support personnel during Citadel’s normal business hours and in accordance with Citadel’s normal practices (except as otherwise required in Exhibit A hereto), and

(b)   prompt maintenance fixes and work-around solutions for programming errors and software problems.

8.2       Annual Technical Support (After Initial Term). DigitalNet and the Government shall be entitled to the technical support described in Section 8.1 at no charge during the initial term of this Agreement. Thereafter, the annual technical support fee must be paid in order to receive such technical support. Upon receipt of the payment by Citadel, all benefits of the annual fee will be available to DigitalNet and the Government. If the annual payment is not made, DigitalNet and the Government will not be entitled to updates and upgrades to the Licensed Software or technical support. However, if DigitalNet does not pay the annual fee and chooses to reinstate the benefits provided by the annual technical support fee at a later date, DigitalNet may do so by bringing all fees current by remitting 100% of the unpaid fees plus the current applicable fee.

9.0         TERMINATION

9.1       Termination for Default. DigitalNet may terminate this Agreement for default if:

(a)  Citadel breaches the warranties defined in Section 7.0 by failing, after a reasonable cure period mutually agreed to by the Parties, to correct any material defect or deficiency identified in the Licensed Software, or

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(b)  Citadel fails to fulfill its Technical Support obligations under this Agreement, or

(c)  Citadel breaches any other material term of this Agreement and shall have failed to remedy such breach within 60 days of receipt of such written notice from DigitalNet.

9.2       Remedies. In the event of termination for default, DigitalNet’s sole and exclusive remedy and Citadel’s sole and exclusive liability shall be a full refund of the Enterprise License fee, if any, paid by DigitalNet to Citadel for use of the Licensed Software. Within ten (10) days of termination, DigitalNet and/or the Government shall return to Citadel all copies or destroy all copies of the Licensed Software and all of its component parts, and shall certify in writing to Citadel that such destruction has occurred.

10.0       DISPUTES

10.1       Good-Faith Negotiations and Legal Recourse. If any dispute arises under this Agreement that is not settled promptly in the ordinary course of business, the Parties shall seek to resolve such dispute between them first by negotiating promptly with each other in good faith negotiations. These negotiations shall commence upon the written request of either party and shall be conducted by the designated senior management representative of each party. If the Parties are unable to resolve the dispute between them within 15 business days (or within such longer period as the parties shall otherwise agree) through these negotiations, then either party may resort to the judicial process to pursue its claims. Any such action shall be filed in a competent court in the Commonwealth of Virginia.

10.2       Sponsored Claims to the Government. Any claims by Citadel arising as a result of actions by the Government and which may properly be submitted for a decision of the Government under the Disputes Clause of the Prime Contract shall be resolved exclusively by DigitalNet forwarding such claim to the Government for decision, provided that DigitalNet can comply with any certification requirements applying to such claims. The Customer’s decision on such claim shall be final, conclusive and binding upon Citadel. Citadel shall bear all expenses associated with such claim.

11.0       INDEMNITY

11.1       Infringement. Citadel shall defend, indemnify and hold harmless DigitalNet and the Government for any liability for infringement of any United States patent, copyright or trade secret rights of a third party caused by the use of the Licensed Software in accordance with the Documentation or as otherwise instructed or recommended by Citadel, provided that the infringement is not caused by the combination of the Licensed Software with any other item not provided by Citadel or not intended by Citadel for use with the Licensed Software, including but not limited to software, data, or hardware, (unless the use of the Licensed Software, works of authorship or work product constitutes contributory or inducement of infringement apart from the combination).

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11.2       Notice of Infringement. DigitalNet shall notify Citadel in writing within ten (10) days of DigitalNet’s first knowledge of a charge of infringement of patent, copyright or trade secret rights by another party or Citadel otherwise receives written notice of such a claim. DigitalNet agrees to allow Citadel to fully control any litigation and settlement of such infringement charges provided any such settlement does not require DigitalNet to make any payment or to enter into any obligation. Indemnification shall include payment of all costs, expenses, judgments, settlements and attorneys' fees. At its own expense, Citadel shall employ counsel and shall assume the defense of such a claim. DigitalNet at its expense may be represented by counsel of its own selection, but it has no obligation to obtain separate representation. If an injunction is obtained against Licensee’s use of the Software as a result of a third party infringement claim, Citadel may, at its sole option and expense, (a) procure for Licensee the right to continue using the affected Software, (b) replace or modify the affected Software with functionally equivalent software that does not infringe, or, if either (a) or (b) is not commercially feasible, (c) terminate the license and refund the license fees received from DigitalNet for the affected Licensed Software.

11.3       General Indemnity. The parties shall indemnify and hold harmless the other parties and the Government, their officers and employees, from any direct, verifiable (in writing), reasonable out-of-pocket loss, cost, damage, expense or liability of every nature and kind which DigitalNet, Citadel and/or the Government can demonstrate, verify and confirm have been directly and specifically caused by the negligent party’s performance under this Agreement.

11.4        DigitalNet shall indemnify and defend Citadel and hold it harmless against any claims asserted by third parties that arise out of Licensee’s use of any Licensed Software not in accordance with this Agreement.

12.0        CONSEQUENTIAL DAMAGES

Citadel shall not be liable to DigitalNet or the Government for indirect, special, incidental, exemplary, punitive, or consequential damages (including, without limitation, lost profits) related to this Agreement or resulting from DigitalNet’s or the Government’s use or inability to use the Licensed Software, arising from any cause of action whatsoever, including without limitation, contract, warranty, strict liability, or negligence, even if notified of the possibility of such damages.

13.0         LIMITATION OF LIABILITY

UNDER NO CIRCUMSTANCES, INCLUDING NEGLIGENCE, SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENETAL, SPECIAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN NO EVENT SHALL CITADEL’S TOTAL LIABILITY FOR ALL DAMAGES EXCEED THE ENTERPRISE LICENSE FEE PAID FOR THE LICENSED SOFTWARE.

14.0        HIRING OF EMPLOYEES

During the period that this Agreement is in force and for one (1) year after the termination of this Agreement, the Parties agree that neither shall directly recruit or solicit or assist in the recruiting or soliciting for employment, including as a consultant, any technical or professional employees of the other assigned to work on the Agreement, without the prior written approval of the party whose employee is being considered for employment. Either party may, however, without violating this provision, place mass media advertisements or conduct job fairs for the purpose of recruiting employees generally. The parties acknowledge and agree that in the event of a violation of this paragraph, there will be no adequate remedies at law and that the party against whom the solicitation was directed will suffer irreparable harm entitling it to immediate injunctive relief in addition to other available legal remedies.

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15.0        CUSTOMER INTERFACE AND PUBLICITY

15.1       Customer Interface. All contacts with the Government concerning the work to be performed under the Prime Contract, including Citadel’s services under this Agreement, shall be the responsibility of DigitalNet. Citadel shall not contact the Government, except as authorized by DigitalNet. Citadel shall promptly report to DigitalNet any communications initiated by the Government directly with Citadel concerning the work hereunder. All meetings and other contacts involving Citadel personnel and/or their representatives with representatives of the Government relative to the effort herein, shall be prearranged through DigitalNet’s Program Manager. Citadel is further reminded that only DigitalNet can direct Citadel and/or modify the terms and conditions of this Agreement.

15.2       Publicity. Citadel shall not issue any news release, public announcement, advertisement or any other form of public statement concerning the existence of, or efforts in connection with this Agreement without obtaining prior written approval from DigitalNet.

16.0        GENERAL PROVISIONS

16.1       ENTIRE AGREEMENT AND AMENDMENTS. This Agreement, including all attachments whether incorporated by reference or otherwise, constitutes the entire Agreement and supersedes all other agreements and understandings whether oral or written between the Parties. This Agreement may not be modified or altered except as agreed to between the Parties in writing.

16.2       HEADINGS AND INTERPRETATIONS. The article and section headings and table of contents used in this Agreement are for reference and convenience only and shall not enter into the interpretation thereof.

16.3       WAIVERS. No waiver shall be deemed effective unless given in writing and signed by the authorized representative of the party granting such waiver. No waiver by a party of any of its rights or remedies hereunder shall be construed as a waiver by such party of any other rights or remedies that such party may have under this Agreement.

16.4       SEVERABILITY. If any of the provisions of this Agreement or part of such provisions are or become invalid or unenforceable, the remaining provisions shall continue to be effective.

16.5       FORCE MAJEURE. Citadel shall not be responsible for any delays, errors, failures to perform, interruptions or disruptions in the Citadel Licensed Software caused by any acts of God, strikes, lockouts, riots, acts of war, changes in law or regulations, fire, flood, earthquake, storm, power failure or failures of the Internet.

16.6       CHOICE OF LAW. The validity, construction, scope and performance of this Agreement shall be governed by the laws of the Commonwealth of Virginia.

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16.7       FLOW DOWN PROVISIONS. Required provisions of the Federal Acquisition Regulation (FAR) pertaining to the acquisition of commercial items are hereby incorporated into this Agreement in Exhibit B hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Subcontract to be executed by their duly authorized officers as written below.

DIGITALNET GOVERNMENT SOLUTIONS, LLC

BY:  /s/ Christopher Wolf

NAME:   Christopher Wolf

TITLE:   Senior Vice President &
Chief Administrative Officer

DATE:   September 29, 2004

CITADEL SECURITY SOFTWARE INC.

BY:  /s/ Paul Modessa

NAME:  Paul Modessa

TITLE:  Director Public Sector Contracts

DATE:  September 29, 2004

[****] CONFIDENTIAL TREATMENT REQUESTED
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